UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

Cardiovascular Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52082	41-1698056
(Commission File Number)	(IRS Employer Identification No.)

651 Campus Drive

St. Paul, Minnesota 55112-3495

(Address of Principal Executive Offices and Zip Code)

(651) 259-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Annual Compensation for Named Executive Officers

On August 4, 2011, the Board of Directors of Cardiovascular Systems, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board, approved the fiscal 2012 base salaries for the Company’s executive officers. Effective for the fiscal year ending June 30, 2012, the named executive officers and the Company’s principal financial officer will receive the following base salaries as part of their compensation for fiscal 2012:

Name/Title	FY2012 Salary
David L. Martin President and Chief Executive Officer	$467,500

Laurence L. Betterley Chief Financial Officer	$305,800

James E. Flaherty Chief Administrative Officer and Secretary	$273,000

Robert J. Thatcher Executive Vice President	$288,750

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2011

CARDIOVASCULAR SYSTEMS, INC.

By:	/s/ Laurence L. Betterley
Laurence L. Betterley
Chief Financial Officer